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                         ENDORSEMENT NO. 2
                                TO
                         SERVICE AGREEMENT
                    (DATED AS OF JUNE 1, 1994)


    WHEREAS, pursuant to Article VII, Section 2 of the Service Agreement among and between WICOR, Inc. ("WICOR"), Wisconsin Gas Company, Sta-Rite Industries, Inc. and WEXCO of Delaware, Inc., and SHURflo Pump Manufacturing Co., dated as of June 1, 1994 ("Agreement"), new subsidiaries acquired by WICOR may become parties to the Agreement by endorsement after review and approval by the Public Service Commission of Wisconsin; and

    WHEREAS, on July 19, 1995, WICOR acquired all of the outstanding common stock of Hypro Corporation; and

    WHEREAS, the parties desire to add Hypro Corporation as a party to the Agreement by endorsement;

    NOW, THEREFORE, Hypro Corporation agrees to become a party to the Agreement and to be bound by all the terms and conditions of the Agreement.

    IN WITNESS WHEREOF, Hypro Corporationhas caused this Endorsement to be executed in its name and on its behalf by its duly authorized officers as of the 19th day of July, 1995.




ATTEST:                      Hypro Corporation


R.A. Nuernberg                    By  W. Ted Dudley
Assistant Secretary                       Chairman